SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2010
NVR, Inc.
(Exact name of registrant as specified in its
charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number) Identification No.)

Tower I, 11700 Plaza America Drive, Suite 500, Reston, VA 20190
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 703-956-4000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 21, 2010, NVR, Inc. (the “Company”) entered into employment agreements (“agreements”) with Paul C. Saville, President and Chief Executive Officer; Dennis M. Seremet, Senior Vice President, Chief Financial Officer and Treasurer; Robert A. Goethe, President of NVR Mortgage Finance, Inc.; and Robert W. Henley, Vice President and Controller. The agreements are for a five year term beginning on January 2, 2011. Pursuant to the agreements, Mssrs. Saville, Seremet, Goethe and Henley are entitled to a minimum base salary of $800,000, $475,000, $350,000 and $231,000, respectively. In addition, each of the agreements provides for, among other terms, an annual incentive opportunity equal to a maximum of 100% of the officer’s annual base salary based on criteria established annually by the Compensation Committee and separation payments in the event of death, disability, retirement, termination without cause (as defined within the agreements), termination upon a change in control, and termination upon a change in senior management accompanied by a change in business philosophy. Each of the agreements also includes non-competition and confidentiality provisions and provides that the executive is entitled to participate in employee benefit plans (including health and retirement plans) which are available to other comparable executives of the Company. Copies of the employment agreements for Mssrs. Saville, Seremet, Goethe and Henley are attached as exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K , respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
     (c) Exhibits

Number	Description
10.1*	Employment Agreement between NVR, Inc. and Paul C. Saville dated December 21, 2010.

10.2*	Employment Agreement between NVR, Inc. and Dennis M. Seremet dated December 21, 2010.

10.3*	Employment Agreement between NVR, Inc. and Robert A. Goethe dated December 21, 2010.

10.4*	Employment Agreement between NVR, Inc. and Robert W. Henley dated December 21, 2010.

*	Exhibit is a management contract or compensatory plan or arrangement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.
Date: December 21, 2010	By:	/s/ Dennis M. Seremet
	Name:	Dennis M. Seremet
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
10.1*	Employment Agreement between NVR, Inc. and Paul C. Saville dated December 21, 2010.

10.2*	Employment Agreement between NVR, Inc. and Dennis M. Seremet dated December 21, 2010.

10.3*	Employment Agreement between NVR, Inc. and Robert A. Goethe dated December 21, 2010.

10.4*	Employment Agreement between NVR, Inc. and Robert W. Henley dated December 21, 2010.

*	Exhibit is a management contract or compensatory plan or arrangement.